Exhibit 99.5
SOLEXA LIMITED
ENTERPRISE MANAGEMENT INCENTIVE
(“EMI”)
PLAN
SCHEDULE
PLAN RULES
(Adopted by the Company on 22 May 2002)
Ernst & Young, 1 Colmore Row, Birmingham, B3 2DB

Contents

1.	Definitions and interpretation

2.	Participation

3.	Individual limits

4.	Rights to exercise options

5.	Exercise of options

6.	Takeovers, reconstructions and winding up

7.	Exercise of the option — Sale

8.	Adjustment of options for variation of share capital

9.	Expenses

10.	Administration

11.	General

12.	Inland Revenue requests

13.	Amendments

THE RULES OF THE SOLEXA LIMITED
ENTERPRISE MANAGEMENT INCENTIVE PLAN
1.	Definitions

1.1	In this Plan, the following words and expressions set out below shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification, consolidation, re-enactment or extension of it and, unless the context otherwise requires, words in the singular shall include the plural and vice versa, and words importing the masculine gender shall include the feminine and vice versa.

“Acquiring Company”	a company which obtains control of the Company pursuant to Rule 6;

“the Agreement”	the agreement in writing granting an EMI Option pursuant to this Plan entered into by an Eligible Employee and the Company in such form as the Directors shall from time to time determine and which (in the case of an EMI Option) complies with paragraph 40 of Schedule 14;

“Auditors”	the auditors (acting as experts not arbitrators) for the time being of the Company or in the event of there being joint auditors such one of them as the Directors shall select;

“Committed Time”	the meaning given in paragraph 29 of Schedule 14;

“the Company”	Solexa Limited;

“Company Limit”	the limit specified in paragraph 11 of Schedule 14 from time to time;

“Conditional Exercise Notice”	a notice set out in the Schedule to these Rules or in such other form as the Directors shall decide;

“Connected Person”	the meaning given by Section 839 of the Taxes Act;

“Control”	the meaning given by Section 840 of the Taxes Act;

“Date of Adoption”	the date of adoption of this Plan by the Company;

“Date of Grant”	the date on which an Option is granted as evidenced by the Agreement;

“Directors”	the directors for the time being of the Company or the directors present at a duly convened meeting of the board of directors or of a duly appointed committee of the board of directors at which a quorum is present including, without, limiting the generality of the foregoing, the Remuneration Committee;

“Disqualifying Event”	an event specified in paragraphs 47 to 52 inclusive of Schedule 14 which causes an EMI Option to cease to satisfy the requirements of Schedule 14;

“Eligible Employee”	an individual:

(a) who is a bona fide employee of the Company or a Qualifying Subsidiary;

(b) whose Committed Time is at least 25 hours per week, or, if less, 75% of his Working Time; and

(c) who is not precluded from such participation by paragraphs 30 to 36 inclusive of Schedule 14 (no material interest);

“EMI Option”	an Option which is a qualifying option within the meaning given in paragraph 1 of Schedule 14;

“Employer Company”	the Company by reference to whose employment the Committed Time requirement is met by the Eligible Employee;

“Excluded Person”	any shareholder in the Company at the date of adoption of this Plan or any person connected or company associated (within the meaning of Sections 839 and 416, respectively, of the Taxes Act) with such persons;

“Exercise Condition”	an objective condition precedent to the exercise of an EMI Option imposed in accordance with Rule 4;

“Exercise Price”	the price determined by the Directors at which each Share subject to an EMI Option may be acquired (subject to Rule 11 — variation of share capital) and either:

(a) specified at the Date of Grant; or

(b) to be determined at a later date by reference to a formula specified at the Date of Grant,

provided that if Shares are to be subscribed, it may not be less than the nominal value of a Share;

“Group Member”	a Participating Company or a body corporate which is (within the meaning of Section 736 of the Companies Act 1985) the Company’s holding company or a Subsidiary of the Company’s holding company or any other body corporate nominated by the Board for this purpose which is not under the control of any single person but is under the Control of two or more persons, one of whom being the Company or the Company’s holding company and in relation to which the Company, or as is the case may be, the Company’s holding company is able (whether directly or indirectly) to exercise 20% or more of its equity voting rights;

“Individual Limit”	the limit specified in Rule 4 on the value of Shares in respect of which EMI Options or other options may be granted to Eligible Employees;

“Issue or Re-Organisation”	any capitalisation, consolidation or sub-division or reduction of share capital in the Company and/or any other variation in the share capital of the Company which in the opinion of the Directors justifies a variation in the number of shares subject to an Option and/or the Option price pursuant to that Option;

“Market Value”	on any day the market value of a Share determined in accordance with paragraphs 10 and 66 of Schedule 14:

“Option”	a right to acquire Shares pursuant to this Plan being either an EMI Option or an Unapproved Option;

“Optionholder”	a person holding an Option;

“Participating Company”	the Company and any Subsidiary which is for the time being nominated by the Directors to be a company participating in this Plan;

“this Plan”	the Solexa Limited Enterprise Management Incentive Plan, as amended from time to time;

“Qualifying Exchange of Shares”	the meaning given in paragraph 60 of Schedule 14;

“Qualifying Subsidiary”	the meaning given in paragraph 15 of Schedule 14;

“Redundancy”	dismissal by reason of redundancy for the purposes of Part XI of the Employment Rights Act 1996 and the term Redundant shall be construed accordingly;

“Remuneration Committee”	the remuneration committee of the board of Directors;

“Retirement”	retirement by an Eligible Employee on reaching the age of 65 or such other date at which it is agreed with the Group Member by which he is employed that such Eligible Employee may retire;

“Shares”	ordinary shares in the Company of 0.25 pence, each of which is fully paid up and non-redeemable within the meaning of paragraph 38 of Schedule 14 or as the context may require shares for the time being representing the same whether in consequence of any Issue or Reorganisation or otherwise;

“Sale”	the acquisition by any person or by persons (other than an Excluded Person) who in relation to each other are connected or are acting in concert within the meaning of the City Code of Takeovers and Mergers of such number of shares in the Company as confer in aggregate more than 50% of the total voting rights conferred by all the shares in the capital of the Company for the time being in issue and conferring the right to vote at all general meetings of the Company and a Sale shall be treated as having taken place when an unconditional legally binding agreement for the Sale has been signed or when a conditional legally binding agreement for the Sale becomes unconditional;

“Schedule 14”	Schedule 14 to the Finance Act 2000;

“Subsidiary”	any company which the Company Controls (on its own or together with any Connected Person);

“Subsisting Option”	any Option which has not lapsed or surrendered or been exercised;

“Taxes Act”	the Income and Corporation Taxes Act 1988;

“Unapproved Option”	an Option which at the Date of Grant is not an EMI Option;

“Vest”	the time when an Optionholder can exercise the Option over a specified percentage of Shares subject to Rules 4.1 and 5.1 and the terms, “Vested” and “Vesting” shall be construed accordingly;

“Working Time”	the meaning given in paragraph 29 of Schedule 14;
2.	Participation

2.1	Subject to Rule 2.4, the Directors may, on such dates as they shall determine grant Options to such Eligible Employees as they may in their absolute discretion select. No Eligible Employee shall be entitled as of right to participate in this Plan. In determining the extent of participation of an Eligible Employee the Directors shall be subject to the limits contained in Rule 3.

2.2	The Directors may impose an Exercise Condition which has been approved by the majority of the shareholders of the Company on any Option which they grant preventing its exercise unless such condition has been complied with. If, after the Directors have imposed an Exercise Condition, events happen which cause them to consider that it is no longer appropriate they may vary the Exercise Condition provided always that any such amendment may only be one which the Directors reasonably consider will result in a fairer measure of the performance of the job of the Optionholder, will ensure that this Plan operates more effectively in the achievement of its purpose of providing share benefits for employees who contribute to the prosperity of the Company, and will be no more difficult to satisfy than would have been the case if there had been no such amendment.

2.3	The Directors shall grant Options. As soon as practicable after the Directors decide to grant an Option to an Eligible Employee the Directors and the Eligible Employee shall enter into an enforceable Agreement in a form determined by the Directors from time to time which shall state:
(a)	the Date of Grant of the Option;

(b)	that the Option is an EMI Option or an Unapproved Option (as the case may be);

(c)	(in respect of an EMI Option) that the Option is granted under the provisions of Schedule 14;

(d)	the number, or maximum number, of Shares that may be acquired;

(e)	the Exercise Price payable for each Share subject to the Option or the method by which that price is to be determined;

(f)	any conditions or dates imposed by the Directors pursuant to Rules 2 and 4; and

(g)	when and how the Option may be exercised,
and in the case of an EMI Option such Agreement shall include any other details required pursuant to paragraph 40 of Schedule 14.

2.4	The Directors may grant an EMI Option to an Eligible Employee only if all of the following conditions are satisfied at that time:
(a)	the Directors have satisfied themselves that it is being granted for commercial reasons in order to recruit or retain an employee and not as part of a plan or arrangement the main purpose, or one of the main purposes, of which is the avoidance of tax;

(b)	The total Market Value of Shares in the Company in respect of which unexercised EMI Options subsist, shall not exceed £3 million or such other value as shall be specified at that time in paragraph 11 of Schedule 14;

(c)	the Company or a Group Company as the case may be meets the trading activities requirement of paragraph 17 of Schedule 14;

(d)	the gross assets of the Company do not exceed £30 million (or such other amount as may at that time be specified in paragraph 15 of Schedule 14). For these purposes “gross assets” means:
(i)	the sum of all the fixed and current assets of the Company; or

(ii)	if the Company is a member of a group of companies, the sum of the fixed and current assets of all the Group Companies excluding any member’s rights against, or shares in or securities of, another Group Company).

determined in accordance with Inland Revenue Statement of Practice 2/00 or its successors; and
(e)	the qualifying subsidiaries requirement of paragraph 14 of Schedule 14 is satisfied.
2.5	For the purposes of Rule 2.4(b) above, the Market Value of a Share shall be determined in accordance with paragraph 10 of Schedule 14 in respect of the day on which each of the relevant unexercised EMI Options was granted.

2.6	Any Eligible Employee to whom an Option is granted may by notice given in writing renounce his rights thereto or otherwise release his Option in whole or in part, in which event such Option shall be deemed for all purposes never to have been granted to the extent of such renunciation or release and the Company will provide the Optionholder with a balance Agreement in respect of that part of the Option which has not been renounced or released as the case may be.

2.7	Each Option shall be personal to the Optionholder to whom it is granted and other than a transfer to the Optionholder’s personal representatives on death shall not be transferable, assignable or chargeable. Any other purported transfer, assignment, charge, disposal or dealing with the rights and interests of the Optionholder under this Plan shall render the Option void.

2.8	The aggregate number of Shares which may be issued in relation to Options granted on any day in the period of ten years commencing on the Date of Adoption shall not, when added to the aggregate of:
2.8.1	the total number of shares issued or remaining issuable in respect of Options granted under this Plan in the 10 years preceding that day; and

2.8.2	the total number of shares issued or remaining issuable in respect of any other employee share scheme adopted by the Company or any Subsidiary or in respect of an Exchange in the 10 years preceding that day, exceed such number as represents 25% of the issued ordinary share capital of the Company immediately prior to that day.

2.9	In applying the limits contained in Rules 2.8 no account will be taken of shares subject to an option or Option which, as regards any right to acquire such shares has lapsed or been released, surrendered or cancelled.

3.	Individual limits

3.1	Any EMI Option granted to an Eligible Employee by the Directors under this Plan shall be limited and take effect so that, immediately following such grant, the aggregate Market Value of:
(a)	all shares in respect of which EMI Options or other options which are qualifying options within the meaning given in paragraph 1 of Schedule 14 are then held by him and granted by reason of his employment with any one or more Group Companies;

(b)	all other shares in respect of which EMI Options or other options which are qualifying options within the meaning given in paragraph 1 of Schedule 14 were granted to him within the preceding three years by virtue of his employment with any one or more Group Companies, whether or not such EMI Options have been exercised or released; and

(c)	all shares in respect of which options were granted to him under a company share option plan approved by the Inland Revenue under Schedule 9 to the Taxes Act by virtue of his employment with the Employer Company or any other Group Company, which options have neither lapsed nor been exercised or released, shall not exceed £100,000 or such other amount as may from time to time be specified in paragraph 10 of Schedule 14.

3.2	For the purposes of Rule 3.1, the Market Value of the Shares shall be their Market Value at the date or dates on which the relevant EMI Options or other options or shares were granted or such earlier time or times as may be agreed with the Inland Revenue.

3.3	Where the Directors grants an Option which is in excess of the Individual Limit, the excess shall be an Unapproved Option.

3.4	If an Optionholder has been granted EMI Options in respect of shares whose Market Value is at the relevant Date of Grant equal to the Individual Limit (whether or not they have been exercised or released) any Options granted to him within 3 years of the date on which he was granted his last EMI Option shall be Unapproved Options.

4.	Rights to exercise options

4.1	Subject to the provisions of Rules 4.2, 4.3, 4.4, 6 and 7, an Option shall be capable of being exercised to the extent that it has Vested in accordance with the provisions of the Agreement before the tenth anniversary of its Date of Grant provided that any relevant Exercise Condition has been satisfied, unless the Rules provide otherwise.

4.2	If an Optionholder ceases to be a director or employee of a Group Member (otherwise than by reason of his death), the Option may be exercised before the tenth anniversary of the Date of Grant pursuant to Rule 4.1 above, to the extent that it has Vested at the date of cessation and to the extent that the Option has not Vested it shall lapse, unless there has been a breach by the Optionholder of the Optionholder’s employment contract or any confidentiality agreement between the Optionholder and any Group Member, in which event the Option may not be exercised at all and shall lapse in its entirety on the earlier of the date of cessation of employment or the date of the breach.

4.3	If an Optionholder dies before exercising an Option granted to him under this Plan at a time when he is otherwise entitled to exercise the Option, the Option may, to the extent that it has Vested be exercised by his personal representatives within 12 months after the date of his death and to the extent that the Option has not vested it shall lapse.

4.4	(Subject to Rules 4.1 and 4.2, unless and to the extent the Directors in their discretion decide otherwise) an Option may be exercised during the period of 40 days following a Disqualifying Event.

5.	Exercise of options

5.1	Options may be exercised in whole or in part.

5.2	The exercise of any Option granted under this Plan shall be effected by giving notice to the Company and otherwise in such form and manner as the Directors may from time to time prescribe and, unless the Directors determine otherwise, any such notice shall have effect only on receipt by the Company, together with the appropriate payment.

5.3	Subject to Rule 5.4 below, within 30 days after an Option under this Plan has been exercised by any person, the Directors on behalf of the Company shall allot to him (or his nominee) or as appropriate, procure the transfer to him (or his nominee) of the number of Shares in respect of which the Option has been exercised, provided that, for the avoidance of doubt, where Shares are so allotted or transferred to a nominee, the beneficial interest in them must vest in the person who exercised the Option.

5.4	Shares allotted under this Plan shall rank pari passu in all respects with the Shares of the same class for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of allotment and in the case of a transfer of existing Shares, the transferee shall not acquire any rights attaching to such Shares by reference to a record date prior to the date of the transfer.

5.5	The personal representatives of a deceased Optionholder may not exercise an Option if the Optionholder was precluded from doing so at the time of his death.

5.6	The allotment or transfer of any shares under this Plan shall be subject to obtaining any approval or consent mentioned in Rule 11.4, below.

6.	Takeovers, Reconstructions And Winding Up

6.1	If the Company gives notice to its shareholders of a meeting in pursuance of any application made to the Court under section 425 of the Companies Act 1985 in relation to a proposed compromise or arrangement for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Directors may permit any Option granted under this Plan, subject to compliance with any Exercise Condition and to Rules 4.2, 4.3, and 4.4, above, to be exercised until the time of the meeting, such exercise being conditional upon the Court sanctioning such compromise or arrangement.

6.2	If any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430 of the Companies Act 1985, or if under section 425 of that Act, the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Directors shall forthwith notify every Optionholder (or, as the case may be, his personal representatives) thereof and any Option granted under this Plan may, subject to Rules 4.2, 4.3, and 4.4, above and (in any case where any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430 of the Companies Act 1985) in compliance with any Exercise Condition, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding the provisions of this Plan and notwithstanding that such Option did not become exercisable during the period) lapse on the expiry thereof.

6.3	If an Acquiring Company:
6.3.1	obtains Control of the Company as a result of making:
(a)	a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)	a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options granted under this Plan; or

(c)	obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985;

(d)	becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985;
any Optionholder may at any time within such period as the Acquiring Company shall specify by agreement with the Acquiring Company release any Option granted under this Plan which has not lapsed (“the Old Option”) in consideration of the grant to him of an option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company).

6.4	A new option shall only qualify as a New Option if the requirements of Rule 6.3 above are met, and:
(a)	the Option is granted to the holder of the Old Option by reason of his employment:
(i)	with the Acquiring Company; or

(ii)	if the Company is a parent company, with the Company or another Group Company;
(b)	at the time of the release of rights under the Old Option, the requirements of:
(i)	paragraph 9 of Schedule 14 (purpose of granting the option); and

(ii)	paragraph 11 of Schedule 14 (maximum value of Options in respect of relevant Company’s Shares);
are met in relation to the New Option;

(c)	at that time, the independence requirement and the trading activities requirement as set out in paragraphs 13 and 17 respectively of Schedule 14 are met in relation to the Acquiring Company;

(d)	at that time, the individual to whom the New Option is granted is an Eligible Employee in relation to the Acquiring Company;

(e)	at that time, the requirements of Part V of Schedule 14 are met in relation to the New Option;

(f)	the total Market Value, immediately before the release, of the Shares which were subject to the Old Option is equal to the total Market Value, immediately after the grant of the Shares in respect of which the New Option is granted; and

(g)	the total amount payable by the Eligible Employee for the acquisition of Shares in pursuance of the New Option is equal to the total amount that would have been payable for the acquisition of Shares in pursuance of the Old Option.
6.5	Unless and to the extent that the Directors in their discretion decide otherwise where an Old Option is released pursuant to Rule 6.3, any conditions imposed pursuant to Rule 4 shall cease to apply forthwith.

6.6	The New Options shall be regarded for the purposes of Rule 6.3 as equivalent to the Old Option, but so that the provisions of this Plan shall be construed as if:
(a)	the New Option were an Option granted under this Plan at the same time as the Old Option;

(b)	save for the definition of “Group Company”, “Participating Company” and “Subsidiary” in Rule 1 and the reference to “the Directors” in Rule 4.4, above, references to “the Company” (including the definition in Rule 1) shall be construed as being references to the Acquiring Company to whose shares the New Option relates;

(c)	all Exercise Conditions have been satisfied.
6.7	In the event that a New Option is granted pursuant to Rule 6.3, above and the Optionholder is made Redundant within 12 months of the Acquiring Company obtaining Control of the Company, the Optionholder may exercise any Option held by him in full within 12 months of ceasing to be a director or employee of a Group Member.

6.8	In the event that an Acquiring Company does not agree to the release of Old Options and the grant of New Options pursuant to Rule 6.3, above, every Optionholder shall be entitled to exercise any Option granted up to a maximum of 50% of the total number of Shares originally under Option at the Date of Grant (as adjusted pursuant to Rule 8) in addition to the Shares which may be acquired pursuant to Rule 7 below, but provided that the total number of Shares which may be acquired pursuant to Rules 6.8 and 7 shall not exceed the total number of Shares which are the subject of any Option granted.

7.	Exercise of the Option — Sale

7.1	Subject to Rules 4.1 and 11.4, in the event of a Sale, the Option may be exercised in accordance with the following provisions of Rule 7 immediately before the Sale and only if the Optionholder agrees to sell immediately all the Shares acquired as a result of the exercise of the Option to the Purchaser at the same price per Share as is accepted by the other shareholders in the Company.

7.2	An Option granted under this Plan may be exercised pursuant to this Rule 7 to the extent that it has Vested (including in addition any further proportion which is exercisable by virtue of Rule 6.8), within six months (or such longer period as the Directors may permit) of any notification pursuant to Rule 7.3 and thereafter shall lapse (subject to Rule 6.3). Any Options which have not Vested or become exercisable pursuant to Rule 6.8 shall (subject to Rule 6.3) lapse following the Sale.

7.3	The Directors shall give notice in writing to the Optionholders before a Sale takes place, specifying:
7.3.1	that negotiations are proceeding for a Sale;
7.3.2	details of the price per share which the prospective purchaser is offering at the time the notice is given;

7.3.3	the period during which the option must be exercised;

7.3.4	whether the Acquiring Company will provide a New Option as provided in Rules 6.3 and 6.4; and

7.3.5	the number of shares over which the Optionholder may exercise the Option pursuant to Rule 7.2.
7.4	Any notice given by the Directors to the Optionholders in accordance with Rule 7.3 shall be given in sufficient time before a binding agreement for the Sale (whether conditional or unconditional) is signed to allow the Optionholders an opportunity to exercise their Options, being at least 5 business days before the date on which such agreement is signed.
7.5	Any Optionholder who intends to exercise his Option immediately before the Sale shall within the period specified by the Directors serve a Conditional Exercise Notice on the Company specifying the number of Shares over which the Optionholder wishes to exercise his Option (which shall not in any event exceed the number of Shares in respect of which the Option subsists).

7.6	A Conditional Exercise Notice given in accordance with Rule 7.5 may not be withdrawn.

7.7	Subject to Rule 7.10, the service of a Conditional Exercise Notice in accordance with Rule 7.5 shall constitute the Company the Optionholder’s agent for the sale of all the Shares specified in the Conditional Exercise Note to the Purchaser on terms which are no less favourable than the terms on which the shares are acquired by the Purchaser from the other shareholders of the Company provided that the price at which the Company shall sell the Shares as agent for the Optionholder shall not be less than the price specified in the Conditional Exercise Notice or, if no price is specified, shall exceed the Exercise Price.

7.8	If the Company is able to sell the Shares to the Purchaser in accordance with Rule 7.7 the Directors may appoint any person nominated by them to be the attorney of an Optionholder to sign any agreement and to complete, execute and deliver in the name of and on behalf of the Optionholder any stock transfer form and any other documents necessary to transfer the Shares over which the Option is exercised to the Purchaser against payment of the purchase money or other consideration to the Company.

7.9	The Company may receive the purchase money or other consideration on behalf of an Optionholder and give a valid discharge to the Purchaser for it. The Company shall be entitled to deduct and retain out of the purchase money such amounts as may be required to meet any liability of the Optionholder pursuant to Rule 11.5 and in the event that non cash consideration is received for the Sale the Company shall be entitled to sell such proportion of the non cash consideration as shall be required to meet the Optionholder’s liability under Rule 11.5.

7.10	Subject to Rule 7.9 above, the Company will pay the purchase money or transfer the non cash consideration received by it in respect of the Sale of an Optionholder’s Shares to the Optionholder as soon as reasonably practicable following receipt.

7.11	A Conditional Exercise Notice served in accordance with Rule 7.5 shall not constitute a valid exercise of an Option unless there is a Sale.

If the condition above is satisfied, the Option shall be deemed to have been exercised immediately before the time that a Sale takes place.

8.	Adjustment of options for variation of share capital

8.1	Subject to Rules 8.3 and 8.4 below, on the occurrence of an Issue or Reorganisation the Directors may make such adjustment as they consider appropriate under Rule 8.2.

8.2	An adjustment under this sub-rule shall be one or more of the following:
8.2.1	the number of Shares in respect of which an Option granted under this Plan may be exercised;

8.2.2	the price at which Shares may be acquired by the exercise of any such Option

8.2.3	where any such Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired.
8.3	Except in the case of a capitalisation issue, no adjustment under Rule 8.2 above shall be made without the prior confirmation in writing by the Auditors that it is their opinion fair and reasonable.

8.4	An adjustment under Rule 8.2 above, may have the effect of reducing the price at which Shares may be acquired by the exercise of an Option to less than their nominal value, but, in the case of an Option to acquire Shares by subscription, only if and to the extent that the Directors shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercised and which are to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Shares; and so that on exercise of any Option in respect of which such reduction shall have been made the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

8.5	As soon as reasonably practicable after making any adjustment under Rule 8.2 above, the Directors shall give notice in writing thereof to any Optionholders affected thereby.

9.	Expenses

Any expenses of the Company involved in any issue or transfer of shares in the name of any Optionholder or his personal representative(s) or nominee(s) shall be payable by the Company.

10.	Administration

10.1	Any notification or other notice in writing which the Company is required to give, or may desire to give, to any Eligible Employee or Optionholder (or his personal representative(s)) in pursuance of this Plan shall be sufficiently given if delivered to him by hand or sent through the post in prepaid cover addressed to the Eligible Employee or Optionholder (or his personal representative(s)) at the last address known to the Company as being his address. Any certificate, notification or other notice in writing required to be given to the Company shall be properly given if sent to or delivered to the Company at its registered office. Any notification, certificate or other notices sent by post shall be deemed delivered on the second day following the date of posting. All notices documents certificates given by or to an Eligible Employee or Optionholder (or his personal representative(s)) shall be sent at his risk.

10.2	Optionholders (or their personal representative(s)) shall have made available to them copies of all notice and other documents sent by the Company to its holders of shares generally.

10.3	The Directors shall have power from time to time to make and vary such regulations (not being inconsistent with this Plan) for the implementation and administration of this Plan and/or the Agreement as they think fit.

10.4	The costs of establishing and administering this Plan shall be borne by the Company.

10.5	The Company may, but shall not be obliged to, provide Eligible Employees or Optionholders with copies of any notices circulars or other documents sent to shareholders of the Company.

10.6	Within 92 days (or such longer period as may from time to time be permitted by Schedule 14) of granting an Option under this Plan notice shall be given to the Inland Revenue by the Employer Company and shall contain:
(a)	the information required by the Inland Revenue pursuant to paragraph 2 of Schedule 14;

(b)	a declaration from a director or the Company Secretary of the Employer Company, that in his opinion the requirements of Schedule 14 have been met in relation to an Option under this Plan and that to the best of his knowledge, the information provided is correct and complete; and

(c)	a declaration from the Optionholder to whom the Option is granted that he meets the Committed Time requirement.
11.	General

11.1	The Directors shall at all times ensure that there are sufficient Shares available as may be required to meet the subsisting rights of Optionholders by either ensuring that the Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy Options under which Shares may be subscribed for and/or to procure that sufficient Shares are available for transfer to satisfy Options.

11.2	The decision of the Directors in any dispute or question relating to any Option shall be final and conclusive, subject to the written confirmation of the Auditors whenever required under the provisions of this Plan.

11.3	Participation in this Plan by an Optionholder is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment with any

Group Member and participation in this Plan shall in no respects whatever affect in any way an Optionholder’s pension rights or entitlement or terms or conditions of employment with any Group Member. In particular (but without limiting the generality of the foregoing words) any Optionholder who leaves employment with any Group Member shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or breach of contract or by way of compensation for loss of office or otherwise howsoever.

11.4	In the event that the Company is admitted to the Official List of the London Stock Exchange or becomes listed on the Alternative Investment Market any subsequent grant or exercise of an Option shall be subject to obtaining any approval or consent required under the provisions of the Listing Rules published by the UK Listing Authority, of the City Code on Takeovers and Mergers, or of any regulations and enactments.

11.5	If the Company or any Participating Company is required to account for any amount of tax, duties, or social security contributions (including primary Class 1 and secondary Class 1 National Insurance Contributions) as a result of the grant, exercise or release of an Option granted to an Eligible Employee, the Optionholder shall reimburse the Company or the Participating Company, as the case may be, in respect of the amount of tax, duties and social security contributions (including primary Class 1 and secondary Class 1 National Insurance Contributions) accounted for forthwith and in any event no later than 21 days from the date of grant or exercise of the Option, as the case may be. The Company shall have the right to retain such number of Shares and to sell the same as may be required to meet the Optionholder’s liabilities pursuant to this Rule 11.5

11.6	The Directors may grant an Option subject to the condition that the Optionholder shall enter into a formal agreement to meet the Company’s secondary National Insurance Contributions due on the exercise or release of the Option. For this purpose, the Optionholder may be required, if requested by the Company at any time before the exercise or release of the Option, to enter into an election to transfer liability for such National Insurance Contributions in a form approved by the Inland Revenue and acceptable to the Company and to enter into such arrangements as may be approved by the Inland Revenue in order to secure the transfer of the liability.

11.7	This Plan shall commence upon the date the Directors adopt this Plan and shall terminate on the expiry of the period of ten years from such date. On termination no further Options may be granted but such termination shall be without prejudice to any accrued rights in existence at the date thereof.

11.8	This Plan and all Options granted under it shall be governed by and construed in accordance with English law.

12.	Inland Revenue Requests

12.1	Notwithstanding Rule 13, if the Inland Revenue raise a notice of enquiry pursuant to paragraph 4 of Schedule 14 and conclude that the requirements of Schedule 14 have not been met in relation to this Plan and/or the Agreement (as the case may be) the Directors may alter the Rules of this Plan as may be necessary to ensure that the requirements of Schedule 14 have been met.

12.2	The Company shall provide to the Inland Revenue (within such time limit as the Inland Revenue directs) any information required by it and an Optionholder shall:
(i)	promptly provide to the Company such information as it may reasonably request; and

(ii)	consent to the Company providing such information concerning him to the Inland Revenue for the purpose of complying with such request from the Inland Revenue.
13.	Amendments

13.1	Subject or Rules 13.2, 13.4 and 13.5 below, the Directors may at any time alter or add to all or any of the provisions of this plan, or the terms of any Option granted under it, in any respect.

13.2	Subject to Rule 13.3 below, no alteration or addition to the advantage of Optionholder shall be made under Rule 13.1 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

13.3	Rule 13.2 above, shall not apply to any alteration or addition which is minor in nature and: -
13.3.1	is necessary or desirable in to comply with the provisions of any proposed or existing legislation, or to obtain or maintain favourable taxation, exchange control or regulatory treatment of the Company, and Subsidiary or Optionholder, or

13.3.2	is made to benefit the administration of this Plan.
13.4	No alteration or addition to the disadvantage of any Optionholder shall be made under Rule 13. l above unless: -
13.4.1	the Directors shall have invited every relevant Optionholder to give an indication as to whether or not he approves the alteration or addition, and

13.4.2	the alteration or addition is approved by a majority of those Optionholder who have given such an indication.
13.5	As soon as reasonably practicable after making any alteration or addition under Rule 13.1 above, the Directors shall given notice in writing thereof to any Optionholder affected thereby.